UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2024

XERIANT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54277	90-1790910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Innovation Centre 1 3998 FAU Boulevard, Suite 309 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 491-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12b of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Registered Public Accounting Firm

Effective July 8, 2024, Accell Audit and Compliance, P.A. (“Accell”) resigned as the Company’s independent registered accounting firm. Accell advised the Company that it was ceasing to provide PCAOB audit services.and that certain of the audit principals of Accell were now a part of Astra Audit and Advisory, LLP (“Astra”).. Accell issued the auditor’s report on the Company’s financial statements for the fiscal years ended June 30, 2023 and 2022.

Other than an explanatory paragraph included in Accell’s audit report for the Company’s fiscal years ended June 30, 2023 and 2022 relating to the uncertainty of the Company’s ability to continue as a going concern, the audit report of Accell on the Company’s financial statements for the fiscal years ended June 30, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s fiscal years ended June 30, 2023 and 2022 and any subsequent interim period through July 8, 2024, the date of the resignation of Accell, there were no disagreements with Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Accell’s satisfaction, would have caused Accell to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company has provided Accell with a copy of the disclosure contained in this Form 8-K and requested in writing that Accell furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Accell provided a letter, dated August 1, 2024, stating its agreement with such statements, which is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective July 17, 2024, the Board of Directors of the Company approved the appointment of Astra as its independent registered public accountant. During the Company’s most recent fiscal years ended June 30, 2023 and 2022 and subsequent interim periods through the date of appointment, neither the Company nor anyone acting on its behalf has consulted with Astra with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (iii) any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter dated August 1, 2024 from Accell to the Securities and Exchange Commission
104	Cover Page interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XERIANT, INC.

Date: August 1, 2024	By:	/s/ Keith Duffy
Keith Duffy, Chief Executive Officer

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